UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

WESCO International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700
Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

(412) 454-2200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, par value $0.01 per share	WCC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Series A Fixed-Rate Reset Cumulative Perpetual Preferred Stock	WCC PR A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Credit Agreement Amendment

On October 31, 2022, WESCO Distribution, Inc., a Delaware corporation (“Wesco Distribution”), amended its revolving credit facility (the “Revolving Credit Facility”) pursuant to the terms and conditions of the Fourth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 31, 2022 (the “Revolver Amendment”), by and among WESCO International, Inc., a Delaware corporation, Wesco Distribution, as the borrower representative, the other U.S. borrowers party thereto, WESCO Distribution Canada LP, the other Canadian borrowers party thereto, the lenders party thereto and Barclays Bank PLC, as administrative agent, which amends the Fourth Amended and Restated Credit Agreement, dated as of June 22, 2020. The Revolver Amendment, among other things, (i) increases the revolving commitments under the Revolving Credit Facility from $1,525 million to $1,725 million and (ii) increases the sub-facility for loans denominated in Canadian dollars from $600 million to $625 million.

Receivables Purchase Agreement Amendment

On October 31, 2022, Wesco Distribution amended its accounts receivable securitization facility (the “Receivables Facility”) pursuant to the terms and conditions of the Sixth Amendment to Fifth Amended and Restated Receivables Purchase Agreement, dated as of October 31, 2022 (the “Receivables Amendment”), by and among WESCO Receivables Corp., Wesco Distribution, the various purchaser groups from time to time party thereto and PNC Bank, National Association, as administrator, which amends the Fifth Amended and Restated Receivables Purchase Agreement, dated as of June 22, 2020. The Receivables Amendment, among other things, increases the purchase limit under the Receivables Facility from $1,525 million $1,625 million.

General

Copies of the Revolver Amendment and the Receivables Amendment are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The description above is a summary of the Revolver Amendment and the Receivables Amendment, does not purport to be complete, and is qualified in its entirety by the complete text of the Revolver Amendment and the Receivables Amendment, as applicable.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Fourth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 31, 2022, by and among WESCO Distribution, Inc., the other U.S. borrowers party thereto, WESCO Distribution Canada LP, the other Canadian borrowers party thereto, WESCO International, Inc., the lenders party thereto and Barclays Bank PLC., as administrative agent.

10.2	Sixth Amendment to Fifth Amended and Restated Receivables Purchase Agreement, dated as of October 31, 2022, by and among WESCO Distribution, Inc., WESCO Receivables Corp., the various purchaser groups party thereto and PNC Bank, National Association, as administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

November 2, 2022	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Executive Vice President and Chief Financial Officer